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                                                                   Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 30, 1998 included in Indiana Energy, Inc.'s Form 10-K for the year ended September 30, 1998 and all references to our Firm included in this Registration Statement.


                                    /s/ Arthur Andersen LLP

Indianapolis, Indiana
November 10, 1999